                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          May 17, 2005
                                                          ------------

                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-6516                 13-2529596
    --------------------          --------------------      ------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


     14 Philips Parkway
    Montvale, New Jersey                                        07645-9998
    --------------------                                    ------------------
(Address of principal executive offices)                        (Zip Code)

(Registrant's telephone number, including area code)          (201) 391-8100
                                                            -------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On May 17, 2005, the Board of Directors of Datascope Corp. appointed William W. Wyman to the Board of Directors. A copy of the press release announcing such appointment is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DATASCOPE CORP.

                                   Registrant



                                   By: /s/ Fred Adelman
                                       ------------------------------
                                       VP, Chief Accounting Officer
                                       and Corporate Controller



Dated: May 19, 2005

                                  EXHIBIT INDEX


Exhibit 99.1 Press release announcing Datascope Corp.'s appointment of William W. Wyman to Datascope Corp.'s Board of Directors